SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 16, 2012

VERAMARK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-13898	16-1192368
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1565 Jefferson Ave, Suite 120, Rochester, New York 14623

(Address of Principal Executive Offices including zip code)

(585) 381-6000

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	On May 16, 2012, Veramark Technologies, Inc. (the “Registrant”) held its Annual Meeting of Shareholders.

(b)	The Registrant’s shareholders voted on the following proposals:

Proposal 1: Election of Directors

Directors	Votes For	Votes Withheld	Broker Non-Vote
Ronald J. Casciano	2,286,975	1,825,619	5,042,539
Seth J. Collins	2,251,456	1,861,138	5,042,539
Charles A. Constantino	2,279,056	1,833,538	5,042,539
Steve M. Dubnik	3,829,765	282,829	5,042,539
John E. Gould	2,282,756	1,829,838	5,042,539
Anthony C. Mazzullo	2,285,748	1,826,846	5,042,539

Proposal 2: Ratification of the appointment of EFP Rotenberg LLP, as independent auditors for the year ending December 31, 2012.

For	Against	Abstain	Broker Non-Vote
6,061,755	2,279,264	814,114	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Pittsford, New York on May 17, 2012

Veramark Technologies, Inc.

By:	/s/ Ronald C. Lundy
Ronald C. Lundy,
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

None